EXHIBIT 10.21

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR ANY STATE SECURITIES LAW. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (a) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (b) AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED, (c) RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION AND ANY APPLICABLE STATE SECURITIES REGULATORY AGENCY OR (d) OTHERWISE COMPLYING WITH THE PROVISIONS OF SECTION 7 OF THIS WARRANT.


                            ELECTRONIC DESIGNS, INC.

                               WARRANT TO PURCHASE
                             SHARES OF COMMON STOCK


         THIS CERTIFIES THAT, for value received, Cameron Associates is entitled to subscribe for and purchase forty-five thousand (45,000) shares (as may be adjusted pursuant to paragraph 4 hereof) (the "Shares") of the fully paid and nonassessable Common Stock of Electronic Designs, Inc., a Delaware corporation (the "Company"), at the price of $3.875 per share (such price and such other price as shall result, from time to time, from the adjustments specified in paragraph 4 is referred to in this Warrant as the "Warrant Price"), subject to the provisions and upon the terms and conditions set forth below. As used in this Warrant, (a) the term "Common Stock" shall mean the Company's presently authorized Common Stock, and any stock into or for which such Common Stock may hereafter be converted or changed, and (b) the term "Grant Date" shall mean December 1, 1996.

         1. CONDITIONS OF EXERCISE AND TERM. A condition precedent to the exercise of the purchase right represented by this Warrant is the achievement of any of the following goals at a time during which Cameron Associates is retained by the Company to provide professional services: (a) a minimum of two (2) new recognized sell-side analysts (excluding existing firms and H.C. Wainwright) publishing reports on the Company (a non-exhaustive sample of sell-side analysts is attached hereto as Exhibit A); (b) a price-to-earnings ratio for the Common Stock comparable (within ten (10) percent) to the S&P 500 market index; or (c) a minimum of five (5) money managers holding one million (1,000,000) shares of the Common Stock (excluding Technology Funding Partners III, L.P., New York Life Insurance Company, Boston Capital Ventures, L.P., and any affiliates thereof).

                  Upon achievement of each of the above described goals, Cameron Associates shall have the right to purchase fifteen thousand (15,000) Shares (as may be adjusted pursuant to paragraph 4 hereof) of Common Stock pursuant to the Warrant; provided, however, that:

                  (a) such right shall not vest until the anniversary of the Grant Date immediately subsequent to the achievement of any such goal; and

                  (b) the Warrant shall expire, and Cameron Associates shall forfeit all rights, whether or not vested, to purchase Shares of Common Stock on December 1, 1999; provided, however, that Cameron Associates shall have until December 10, 1999, to exercise rights which first vested on December 1, 1999.

         2. METHOD OF EXERCISE; PAYMENT; ISSUANCE OF NEW WARRANT. Subject to paragraph 1 hereof, the purchase right represented by this Warrant may be exercised by Cameron Associates, in whole or in part and from time to time, by the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit B duly executed) at the principal office of the Company and by the payment to the Company, by check, of an amount equal to the then applicable Warrant Price per share multiplied by the number of Shares then being purchased (rounded to the nearest whole cent). Upon exercise of this Warrant, Cameron Associates shall be deemed to have become the holder of record of, and shall be treated for all purposes as the record holder of, the Shares represented thereby (and such Shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised. In the event of any exercise of the rights represented by this Warrant, certificates for the Shares so purchased shall be delivered to Cameron Associates as soon as possible and in any event within thirty (30) days after receipt of such notice and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to Cameron Associates as soon as possible and in any event within such thirty-day period.

         3. STOCK FULLY PAID; RESERVATION OF SHARES. All Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and non-assessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issue upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

         4. ADJUSTMENT OF WARRANT PRICE AND NUMBER OF SHARES. The number and kind of securities purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to the adjustment from time to time upon the occurrence of certain events, as follows:

                  4.1 Reclassification, Merger, Etc.

                           (a) In case of any reclassification, change or
conversion of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger or consolidation of the Company with or into another corporation (other than a merger or consolidation with another corporation in which the Company is the acquiring and the surviving corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), the Company, or such successor or purchasing corporation, as the case may be, shall duly execute and promptly deliver to Cameron Associates a new Warrant or supplement hereto (in form and substance satisfactory to Cameron Associates), so that Cameron Associates shall have the right to receive, at a total purchase price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, and in lieu of the Shares of Common Stock previously issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change, merger or consolidation by a holder of the number of shares of Common Stock then purchasable under this Warrant. Such new Warrant or supplement hereto shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this paragraph 4.

                           (b) The provisions of subparagraph (a) above shall
similarly apply to successive reclassifications, changes, mergers, consolidations, transfers, amendments and waivers.

                  4.2 Subdivision or Combination of Shares. If the Company at any time while this Warrant remains outstanding and unexpired shall subdivide or combine its Common Stock, the Warrant Price shall be proportionately decreased in the case of a subdivision or increased in the case of a combination.

                  4.3 Stock Dividends. If the Company at any time while this Warrant is outstanding and unexpired shall (a) pay a dividend with respect to Common Stock payable in Common Stock, or (b) make any other distribution with respect to Common Stock (except any distribution specifically provided for in the foregoing subparagraphs 4.1 and 4.2) of Common Stock, then the Warrant Price shall be adjusted, from and after the date of determination of shareholders entitled to receive such dividend or distribution, to that price determined by multiplying the Warrant Price in effect immediately prior to such date of determination by a fraction (a) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and (b) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution.

                  4.4 Adjustment of Number of Shares. Upon each adjustment in the Warrant Price pursuant to subparagraphs 4.2 or 4.3, the number of Shares of Common Stock purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of Shares purchasable immediately prior to such adjustment in the Warrant Price by a fraction, the numerator of which shall be the Warrant Price immediately prior to such adjustment and the denominator of which shall be the Warrant Price immediately thereafter.

         5. NOTICE OF ADJUSTMENTS. Whenever the Warrant Price or the number and kind of Shares purchasable hereunder shall be adjusted pursuant to paragraph 4 above, the Company shall prepare a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Warrant Price and the number and kind of shares purchasable under this Warrant after giving effect to such adjustment, and shall cause copies of such certificate to be mailed (by first class mail, postage prepaid) to Cameron Associates.

         6. FRACTIONAL SHARES. No fractional Shares of Common Stock will be issued in connection with any exercise hereunder, but in lieu of such fractional Shares the Company shall make a cash payment therefor based on the fair market value of the Common Stock on the date of exercise as reasonably determined in good faith by the Company's Board of Directors.

         7. COMPLIANCE WITH SECURITIES ACT; DISPOSITION OF WARRANT OR SHARES OF COMMON STOCK.

                  7.1 Compliance with Securities Act. Cameron Associates, by acceptance hereof, has agreed, as of the Grant Date, that Cameron Associates will not offer, sell or otherwise dispose of this Warrant or any Shares of Common Stock to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "Act") or any applicable state securities laws. Upon exercise of this Warrant, unless the Shares being acquired are registered under the Act and under applicable state securities laws or an exemption from such registration is available, Cameron Associates shall confirm in writing, by executing the form attached hereto as Exhibit B, that the Shares of Common Stock so purchased are being acquired for investment and not with a view toward distribution or resale. This Warrant and all Shares issued upon exercise of this Warrant (unless registered under the Act) shall be stamped or imprinted with a legend in substantially the following form:

                  THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR ANY STATE

                  SECURITIES LAW. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT
                  (a) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (b) AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED, (c) RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION AND ANY APPLICABLE STATE SECURITIES REGULATORY AGENCY OR (d) OTHERWISE COMPLYING WITH THE PROVISIONS OF
                  SECTION 7 OF THE WARRANT UNDER WHICH THIS SECURITY WAS ISSUED.

                  7.2 Disposition of Shares. With respect to any offer, sale or other disposition of any Shares of Common Stock acquired pursuant to the exercise of this Warrant prior to registration of such Shares, Cameron Associates agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of Cameron Associates' counsel, if reasonably requested by the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Act as then in effect or any federal or state law then in effect) of such Shares of Common Stock and indicating whether or not under the Act such Shares of Common Stock to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to insure compliance with the Act. Promptly upon receiving such written notice and reasonably satisfactory opinion, if so requested, the Company, as promptly as practicable, shall notify Cameron Associates that it may sell or otherwise dispose of such Shares of Common Stock, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this subparagraph 7.2 that the opinion of counsel for Cameron Associates is not reasonably satisfactory to the Company, the Company shall so notify Cameron Associates promptly after such determination has been made. Notwithstanding the foregoing, such Shares of Common Stock may be offered, sold or otherwise disposed of in accordance with Rule 144 under the Act, provided that the Company shall have been furnished with such information as the Company may reasonably request to provide a reasonable assurance that the provisions of Rule 144 have been satisfied. The Shares of Common Stock thus transferred (except a transfer pursuant to Rule 144) shall bear a legend as to the applicable restrictions on transferability in order to insure compliance with the Act, unless in the previously mentioned opinion of counsel for Cameron Associates, such legend is not required in order to insure compliance with the Act. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

         7.3 Compliance with the Company's Insider Trading Policy. Cameron Associates, by acceptance hereof, has agreed to comply with the Company's written policy on insider trading, a copy of which is attached hereto as Exhibit C, including, but not limited to, the Company's trading window.

         8. RIGHTS AS SHAREHOLDERS; INFORMATION. Cameron Associates, solely by virtue of this Warrant, shall not be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon Cameron Associates, as the holder of this Warrant, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the Shares purchasable upon the exercise of this Warrant shall have become deliverable, as provided herein.

         9. REGISTRATION RIGHTS. The Company has granted to Cameron Associates certain rights set forth in that certain Registration Rights

Agreement, dated December 1, 1996, entered into by and between the Company and Cameron Associates.

         10. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to Cameron Associates as follows, which representations and warranties are true and complete on the Grant Date:

                  10.1 Authority. This Warrant has been duly authorized and executed by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms;

                  10.2 Certificate of Incorporation. The rights, preferences, privileges and restrictions granted to or imposed upon the Common Stock and the holders thereof are as set forth in the Company's Certificate of Incorporation, a true and complete copy of which has been made available to Cameron Associates; and

                  10.3 Validity of Issuance. The Shares of Common Stock issuable upon exercise of this Warrant have been duly authorized and reserved and when issued in accordance with the terms of the Company's Certificate of Incorporation will be validly issued, fully paid and nonassessable.

         11. CONFIDENTIALITY. Cameron Associates agrees to maintain the confidentiality of all confidential or proprietary information of the Company and agrees not to disclose, directly or indirectly, any confidential or proprietary information related to the Company or use or appropriate for its own benefit or for the benefit of any other person or entity, any confidential or proprietary information of the Company, including without limitation, any information relating to the Company or its customers except to the extent that:
(a) disclosure of any portion thereof is required by law; (b) the information becomes generally available to the public other than as a result of a disclosure by Cameron Associates; or (c) any such disclosure is authorized by the Company.

         12. MODIFICATION AND WAIVER. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an agreement in writing signed by the party against which enforcement of the same is sought.

         13. NOTICES. Any notice, request or other document required or permitted to be given or delivered to Cameron Associates or the Company shall be in writing and shall be personally delivered, or shall be sent by certified or registered mail, postage prepaid, or by a nationally recognized overnight carrier to Cameron Associates at its address as shown on the books of the Company or to the Company at the address indicated therefor on the signature page of this Warrant or to such other address as the receiving party shall hereafter notify the sending party in the manner described above.

         14. BINDING EFFECT. This Warrant contains the entire agreement between Cameron Associates and the Company regarding the purchase of the Shares described herein. This Warrant shall be binding upon any corporation succeeding the Company by merger or consolidation, and all of the obligations of the Company relating to the Common Stock issuable upon the exercise or conversion of this Warrant shall survive the exercise, conversion and termination of this Warrant.

         15. ASSIGNMENT AND TRANSFERABILITY. This Warrant is neither assignable nor transferable and may not be sold, transferred, or otherwise disposed of by Cameron Associates.

         16. LOST WARRANT OR STOCK CERTIFICATES. The Company covenants to Cameron Associates that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant or any stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

         17. DESCRIPTIVE HEADINGS. The descriptive headings of the several paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

         18. GOVERNING LAW. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the Commonwealth of Massachusetts without giving effect to principles governing conflicts of laws.

                [The Remainder of Page Intentionally Left Blank]

Date: December 1, 1996                  ELECTRONIC DESIGNS, INC.


                                        By:____________________________________

                                        Name (Print):__________________________

                                        Title:_________________________________


                                        Address:     One Research Drive
                                                     Westborough, MA 01581
                                                     Attn: Mr. Frank D. Edwards

                                   ACCEPTANCE



         Cameron Associates hereby acknowledges receipt of the Warrant to Purchase Shares of Common Stock, dated December 1, 1996 (the "Warrant"), represents that it has read and understands the terms and provisions thereof, and accepts this Warrant subject to all the terms and conditions therein.


                                                CAMERON ASSOCIATES


Date: December 1, 1996                          By:____________________________

                                                Name (Print):__________________

                                                Title:_________________________

                                    EXHIBIT B

                               NOTICE OF EXERCISE


TO:  ELECTRONIC DESIGNS, INC.

         1. The undersigned (the "Purchaser") hereby elects to purchase _________ shares of Common Stock of Electronic Designs, Inc. pursuant to the terms of the attached Warrant, and tenders herewith $_________ in payment of the purchase price of such shares in full. Please issue a certificate or certificates representing said shares in the name of the Purchaser.

         2. In connection with the purchase of the above-listed securities (the "Securities"), the Purchaser represents to the Company as follows.

                  2.1 The Purchaser is a sophisticated investor having such knowledge and experience that the Purchaser is capable of protecting its own interests in connection with this transaction, is aware of the Company's business affairs and financial condition, and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. The Purchaser is purchasing the Securities for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended ("Securities Act").

                  2.2 The Purchaser is an accredited investor within the meaning of Regulation D promulgated by the Securities and Exchange Commission ("SEC') under the Securities Act.

                  2.3 The Purchaser further understands that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. In addition, the Purchaser understands that the certificate evidencing the Securities will be imprinted with the legend referred to in the Warrant under which the Securities are being purchased.

                  2.4 The Purchaser is aware of the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions. The Purchaser understands that at the time it wishes to sell the Securities there may be no public market upon which to make such a sale and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, the Purchaser may be precluded from selling the Securities under Rule 144 even if the two-year minimum holding period had been satisfied.

                  2.5 The Purchaser further understands that in the event all of the requirements of Rule 144 are not satisfied, registration under the Securities Act or a registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.



Date:___________________                    ___________________________________
                                            Signature

                                            ___________________________________
                                            Name (Print)


                                            ___________________________________
                                            ___________________________________
                                            Address